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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 29, 2004

                 Date of Earliest Event Reported: July 29, 2004

                            MILLENNIUM CHEMICALS INC.
             (Exact name of registrant as specified in its charter)

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
            Delaware                             1-12091                             22-3436215
(State or other jurisdiction of                                          (I.R.S. Employer Identification
 incorporation or organization)          (Commission File Number)                       Number)
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                           20 Wight Avenue, Suite 100
                           Hunt Valley, Maryland 21030
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (410) 229-4400
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Item 9.       Regulation FD Disclosure.
              ------------------------

              On July 29, 2004, Millennium Chemicals Inc. and Lyondell Chemical Company announced that as a result of Millennium's announcement on July 29, 2004 regarding the restatement of Millennium's financial statements, Lyondell and Millennium now expect that their respective shareholder meetings related to their proposed business combination will take place during the fourth quarter 2004. Millennium's July 29, 2004 press release regarding the expected fourth quarter 2004 special shareholder meetings is being furnished with this Current Report on Form 8-K as Exhibit 99.1. The foregoing press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

              Exhibit      Description
              -------      -----------

              99.1         Press Release issued July 29, 2004






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

Dated:  July 29, 2004                MILLENNIUM CHEMICALS INC.
                                     By: /s/ C. William Carmean
                                     ----------------------------------------
                                     C. William Carmean
                                     Senior Vice President, General Counsel &
                                     Secretary






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                                  EXHIBIT INDEX

Exhibit              Description
-------              -----------

99.1     Press release issued July 29, 2004